Exhibit 10.2

Execution Version

ADMINISTRATION AGREEMENT

This Agreement (“Agreement”) is made as of December 29, 2017 by and between TCW DIRECT LENDING VII LLC, a Delaware limited liability company (the “Company”), and TCW ASSET MANAGEMENT COMPANY LLC, a Delaware limited liability company (the “Administrator”).

W I T N E S S E T H:

WHEREAS, the Company is a newly organized closed-end management investment fund that intends to elect to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Company desires to retain the Administrator to provide administrative services to the Company in the manner and on the terms hereinafter set forth; and

WHEREAS, the Administrator is willing to provide administrative services to the Company on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and the Administrator hereby agree as follows:

1.	Definitions

The capitalized terms used without definition in this Agreement have the respective meanings specified in the Second Amended and Restated Limited Liability Company Agreement of the Company (as the same may be amended from time to time, the “LLC Agreement”).

2.	Duties of the Administrator

(a)    Employment of Administrator. The Company hereby employs the Administrator to act as administrator of the Company, and to furnish, or arrange for others to furnish, the administrative services, personnel and facilities described below, subject to review by and the overall control of the Board of Directors of the Company (the “Board”), for the period and on the terms and conditions set forth in this Agreement. The Administrator hereby accepts such employment and agrees during such period to render, or arrange for the rendering of, such services and to assume the obligations herein set forth subject to the reimbursement of costs and expenses provided for below. The Administrator and such others shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized herein, have no authority to act for or represent the Company in any way or otherwise be deemed agents of the Company.

(b)    Services. The Administrator shall perform (or oversee, or arrange for the performance of) the administrative services necessary for the operation of the Company. Without limiting the generality of the foregoing, the Administrator shall:

(i)    provide the Company with general overhead, including office facilities and equipment, and clerical, bookkeeping and record keeping services at such facilities,

(ii)    oversee the maintenance of the Company’s financial records and otherwise assist with the Company’s compliance with BDC and RIC rules,

(iii)    monitor the payment of the Company’s expenses,

(iv)    on behalf of the Company, conduct relations with custodians, depositories, transfer agents, disbursing agents, other servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other person in any other capacity deemed to be necessary or desirable, including, but not limited to, negotiating agreements, reviewing performance of duties and directing actions of any such third party service providers,

(v)    be responsible for the financial and other records that the Company is required to maintain and shall prepare and disseminate reports to Members and reports and other materials to be filed with the SEC or other regulators,

(vi)    assist the Company in determining and publishing (as necessary or appropriate) the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns and generally overseeing the payment of the Company’s expenses, and

(vii)    provide such other services as the Administrator, subject to review by the Board, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

The Administrator shall have the authority to execute, on behalf of the Company, any orders, certifications or agreements incidental to the duties it performs for the Company hereunder.

The Administrator shall make reports to the Board of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Company as it shall determine to be desirable; provided that nothing herein shall be construed to require the Administrator to, and the Administrator shall not, provide any advice or recommendation relating to the securities and other assets that the Company should purchase, retain or sell or any other investment advisory services to the Company.

The Administrator will provide on the Company’s behalf significant managerial assistance to those Portfolio Companies to which the Company is required to provide such assistance.

The Administrator may engage one or more third parties to perform all or a portion of the foregoing services.

3.	Records

The Administrator agrees to maintain and keep all books, accounts and other records of the Company that relate to activities performed by the Administrator hereunder and will maintain and keep such books, accounts and records in accordance with the Investment Company Act. In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Administrator agrees that all records which it maintains for the Company shall at all times remain the property of the Company, shall be readily accessible during normal business hours, and shall be promptly surrendered upon the termination of the Agreement or otherwise on written request. The Administrator further agrees that all records that it maintains for the Company pursuant to Rule 31a-1 under the Investment Company Act will be preserved for the periods prescribed by Rule 31a-2 under the Investment Company Act unless any such records are earlier surrendered as provided above. Records shall be surrendered in usable machine-readable form. The Administrator shall have the right to retain copies of such records subject to observance of its confidentiality obligations under this Agreement.

4.	Confidentiality

The parties hereto agree that each shall treat confidentially all information provided by each party to the other regarding its business and operations. All confidential information provided by a party hereto, including nonpublic personal information (regulated pursuant to Regulation S-P), shall be used by any other party hereto solely for the purposes contemplated by this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party, without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is required to be disclosed by any regulatory authority, any authority or legal counsel of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

5.	Compensation; Allocation of Costs and Expenses

In full consideration of the provision of the services of the Administrator, subject to the Reimbursement Caps described below, the Company shall reimburse the Administrator for the costs and expenses incurred by the Administrator in performing its obligations and providing personnel and facilities hereunder. The Administrator shall seek such reimbursement from the Company no more than once during any calendar year and shall only seek such reimbursement when all Company Expenses (as defined below) for such calendar year have been paid or accrued.

Subject to the Reimbursement Caps, the Company shall bear and be responsible for all costs, expenses and liabilities in connection with the organization, operations, administration and transactions of the Company (“Company Expenses”). Company Expenses shall include, without limitation: (a) Organizational Expenses and any other expenses associated with the issuance of the Units; (b) expenses of calculating the Company’s net asset value (including the cost and expenses of any independent valuation firm); (c) fees payable to third parties, including agents, consultants, attorneys or other advisors, relating to, or associated with, evaluating and making investments; (d) expenses incurred by the Adviser or the Administrator payable to third parties, including agents, consultants, attorneys or other advisors, relating to or associated with monitoring the financial and legal affairs for the Company, providing administrative services, monitoring or administering the Company’s investments and performing due diligence reviews of prospective investments and the corresponding Portfolio Companies; (e) costs associated with the Company’s reporting and compliance obligations under the 1940 Act, the 1934 Act and other applicable federal or state securities laws; (f) fees and expenses incurred in connection with debt incurred to finance the Company’s investments or operations, and payment of interest and repayment of principal on such debt; (g) expenses related to sales and purchases of Units and other securities; (h) Management Fees and Incentive Fees; (i) administrator fees, if any, payable under this Agreement; (j) transfer agent, sub-administrator and custodial fees; (k) expenses relating to the issue, repurchase and transfer of Units to the extent not borne by the relevant transferring Unitholders and/or assignees; (l) federal and state registration fees; (m) federal, state and local taxes and other governmental charges assessed against the Company; (n) Independent Directors’ fees and expenses and the costs associated with convening a meeting of the Board or any committee thereof; (o) fees and expenses and the costs associated with convening a meeting of the Unitholders or holders of any Preferred Units, as well as the compensation of an investor relations professional responsible for the coordination and administration of the foregoing; (p) costs of any reports, proxy statements or other notices to Unitholders, including printing and mailing costs; (q) costs and expenses related to the preparation of the Company’s financial statements and tax returns; (r) the Company’s allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; (s) direct costs and expenses of administration, including printing, mailing, long distance telephone, and copying; (t) independent auditors and outside legal costs, including legal costs associated with any requests for exemptive relief, “no-action” positions or other guidance sought from a regulator, pertaining to the Company; (u) compensation of other personnel (including employees and secretarial and other staff of the Administrator) to the extent they are devoted to preparing the Company’s financial statements or tax returns or providing similar “back office” financial services to the Company; (v) Adviser costs and expenses (excluding travel) in connection with identifying and investigating investment opportunities for the Company, monitoring the investments of the Company and disposing of any such investments; (w) portfolio risk management costs; (x) commissions or brokerage fees or similar charges incurred in connection with the purchase or sale of securities (including merger fees); (y) costs and expenses attributable to normal and extraordinary investment banking, commercial banking, accounting, auditing, appraisal, valuation, administrative agent activities, custodial and registration services provided to the Company, including in each case services with respect to the proposed purchase or sale of securities by the Company that are not reimbursed by the issuer of such securities or others (whether or not such purchase or sale is consummated); (z) costs of amending, restating or modifying this Agreement or the Advisory Agreement or related documents of the Company or related entities; (aa) fees, costs, and expenses incurred in connection with any restructuring, initial public offering or reorganization of the Company or related entities, the termination, liquidation or dissolution of the Company or related entities, or the required redemption of all or substantially all outstanding Units (including the fees and expenses associated with any such transaction), except that all fees, costs and expenses incurred in connection with any Reorganization will be borne appropriately by the Company, the Extension Fund, the Public Fund and the Liquidating Company, as the case may be (and indirectly by the holders of interests in each such company); (bb) fees that may apply in connection with the listing of the Units or securities of a successor on a national securities exchange; and (cc) all other properly and reasonably chargeable expenses incurred by the Company or the Administrator in connection with administering the Company’s business.

Subject to the Reimbursement Caps (defined below), the Company shall also reimburse the Administrator (or its affiliates) for an allocable portion of the compensation paid by the Administrator (or its affiliates) to the Company’s Chief Compliance Officer and Chief Financial Officer and their respective administrative support staff (based on a percentage of time such individuals devote, on an estimated basis, to the business and affairs of the Company). For the avoidance of doubt, the Adviser shall be solely responsible for any placement or “finder’s” fees payable to placement agents engaged by the Company or its affiliates in connection with the offering of securities by the Company.

Notwithstanding the foregoing, the Company will not bear (a) Organizational Expenses in excess of an amount equal to 10 basis points of the aggregate Commitments to the Company and (b) Company Expenses in excess of an amount equal to 12.5 basis points of the aggregate Commitments to the Company computed annually; provided, that, any amount by which actual annual expenses in (b) exceed the 12.5 basis point limit shall be carried over to the next year, without limitation, as additional expense until the earlier of the Reorganization or the dissolution of the Company pursuant to Section 8.2 of the LLC Agreement, with any partial year assessed on a pro rata basis; and provided, further, that in determining the Company Expenses subject to the 12.5 basis point limit in (b), the following expenses shall be excluded and shall be borne by the Company as incurred without regard to the 12.5 basis point limit in (b): the Management Fee, the Incentive Fee, Organizational Expenses, amounts incurred in connection with the Company’s borrowings (including interest, bank fees, legal fees and other transactional expenses arising out of or related to any borrowing or borrowing facility and similar costs), transfer agent fees, federal, state and local taxes and other governmental charges assessed against the Company, out-of-pocket expenses of calculating the Company’s net asset value (including the cost and expenses of any independent valuation firm engaged for that purpose and the costs and expenses of the valuation of Portfolio Investments performed by the Company’s independent auditors in order to comply with applicable Public Company Accounting Oversight Board standards), out-of-pocket costs and expenses incurred in connection with arranging or structuring investments and their ongoing operations (including expenses and liabilities related to the formation and ongoing operations of any special purpose entity or entities in connection with an investment), out-of-pocket legal costs associated with any requests for exemptive relief, “no-action” positions or other guidance sought from a regulator pertaining to the Company, out-of-pocket costs and expenses relating to any Reorganization or liquidation of the Company, and any extraordinary expenses (such as litigation expenses and indemnification payments). The caps described in (a) and (b) are referred to herein as the “Reimbursement Caps”. Notwithstanding the foregoing, in no event will the Company carryforward to future periods the amount by which actual annual Company Expenses for a year exceed the 12.5 basis point limit for more than three years from the date on which such expenses were reimbursed.

If the Reimbursement Cap with regard to Company Expenses applies, the Reimbursement Cap shall be applied first to limit reimbursements to the Administrator and the Adviser before applying the Reimbursement Cap to Company payments to other parties (so that the excess above such Reimbursement Cap is borne by the Administrator and/or the Adviser). If the amount of payments by the Company to persons other than the Administrator or the Adviser exceeds the Reimbursement Cap, the Company shall in all cases continue to pay such other parties, but the Administrator shall reimburse such excess to the Company.

6.	Limitation of Liability of the Administrator; Indemnification

Neither the Administrator, nor any director, officer, agent or employee of the Administrator, shall be liable or responsible to the Company or any of its Members for (a) any mistake in judgment, (b) any act performed or omission made by such person, or (c) losses due to the mistake, action, inaction or negligence of other agents of the Company (x) if such person did not act in bad faith, and (y) if such conduct did not constitute willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of such person’s respective position. The Administrator shall be indemnified by the Company as an Indemnitee in accordance with the terms of 11.2 of the LLC Agreement.

7.	Activities of the Administrator

The services of the Administrator to the Company are not to be deemed to be exclusive, and the Administrator and each affiliate is free to render services to others. It is understood that directors, officers, employees and members of the Company are or may become interested in the Administrator and its affiliates, as directors, officers, members, managers, employees, partners, stockholders or otherwise, and that the Administrator and directors, officers, members, managers, employees, partners and stockholders of the Administrator and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.

8.	Duration and Termination of this Agreement

(a)    This Agreement shall become effective upon its execution and shall continue in effect until two years from the date hereof. Thereafter, this Agreement shall continue in effect from year to year, provided its continuance is specifically approved at least annually (a) by vote of a “majority of the outstanding voting securities” of the Company or by vote of the Board, and (b) by vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. The Company (either by vote of its Board of Directors or by vote of a “majority of the outstanding voting securities” of the Company) may, at any time and without payment of any penalty, terminate this Agreement upon 60 days’ written notice to the Administrator. This Agreement shall automatically and immediately terminate in the event of its “assignment.” The Administrator may terminate this Agreement without payment of any penalty on 60 days’ written notice to the Company. This Agreement shall become effective as of the first date above written.

(b)    Notwithstanding the termination or expiration of this Agreement, the Administrator shall be entitled to any amounts owed under Section 5 through the date of termination or expiration and Section 6 shall continue in force and effect and apply to the Administrator and all Indemnified Parties as and to the extent applicable.

(c)    This Agreement may not be assigned by a party without the consent of the other party; provided, however, that the rights and obligations of the Company under this Agreement shall not be deemed to be assigned to a newly formed entity in the event of the merger of the Company into, or conveyance of all of the assets of the Company to, such newly formed entity, provided that the sole purpose of that merger or conveyance is to effect a mere change in the Company’s legal form into another limited liability entity.

9.	Notices

Any notice under this Agreement shall be given in writing, addressed and delivered to the party to this Agreement entitled to receive such notice at such address as such party may designate in writing and shall be deemed to have been given when personally delivered, mailed by certified mail, return receipt requested, sent by reliable overnight courier, or transmitted by electronic facsimile or electronic mail to the principal office of the Administrator or the Company, as the case may be.

10.	Non-waiver of Rights

Nothing contained in this Agreement shall constitute a waiver by the Company of any of its legal rights under applicable U.S. federal securities laws or any other laws whose applicability is not permitted to be contractually waived.

11.	Amendment

This Agreement may be modified or amended only by a writing signed by the parties hereto, provided, however, that the parties shall not amend this Agreement in a manner that is inconsistent with, or would result in a breach of, the LLC Agreement.

12.	Governing Law

This Agreement shall be construed in accordance with the laws of the State of New York (without giving effect to principles of conflict of laws of the State of New York) and the applicable provisions of the 1940 Act. To the extent applicable law of the State of New York, or any of the provisions herein conflict with applicable provisions of the 1940 Act, the latter shall control.

13.	Sole Agreement

This Agreement reflects the sole understanding of the parties hereto with respect to the subject matter hereof and supersedes and replaces all agreements between the Company and the Administrator with respect to the subject matter hereof.

14.	Counterparts

This Agreement may be signed in any number of counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

15.	Severability

In the event that any provision or portion of this Agreement is determined to be invalid, illegal or unenforceable for any reason, in whole or in part, the remaining provisions or portion of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by applicable law.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the date first above written.

TCW ASSET MANAGEMENT COMPANY LLC

By:	/s/ David S. DeVito
Name: David S. DeVito
Title: Executive Vice President and Chief Operating Officer

By:	/s/ Oladipo Ashiru
Name: Oladipo Ashiru
Title: Senior Vice President

TCW DIRECT LENDING VII LLC

By:	/s/ James G. Krause
Name: James G. Krause
Title: Chief Financial Officer & Senior Vice President

[Signature page to Administration Agreement]